Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2025
Accounting Policies [Line Items]
Schedule of Net Revenue by Geographic Location

The table below discloses the Company’s geographical information of revenues in accordance with ASC 280. Revenues are attributed to individual countries based on the location of the customer, which is determined by the customer's country of domicile as specified in the charter party agreements or other commercial arrangements. During the six months period ended June 30, 2025 and June 30, 2024 countries that individually represent more than 10% of total revenues are disclosed separately, while revenues from all other countries are aggregated and presented under "Other".

	Six Months Period Ended June 30,
Country	2025	2024
Singapore	4,424,536	7,171,848
Marshall Islands	3,837,121	6,451,652
Germany	2,373,047	-
Switzerland	2,670,776	1,439,600
Other	1,846,342	1,380,708
Total revenues	15,151,822	16,443,808